SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 33-14987-A

Date of Report: August 10, 2006

CASPIAN INTERNATIONAL OIL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	20-5588710
(State of Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1800 West Loop South, Suite 850, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(281) 312-4717
(Registrant’s telephone number including area code)

562 Kingwood Drive, Kingwood Texas 77339

(Prior address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Change in Registrant’s Certifying Accountant

On August 10, 2006 Caspian International Oil Corporation (then called “CRSI Group, Inc.”) completed a reverse merger in which the shareholders of Caspian International Oil Corporation (CIOC) B.V. (the “Netherlands Corporation”) received a majority of the capital stock of Caspian International Oil Corporation in exchange for the outstanding capital stock of the Netherlands Corporation.  At the time of the reverse merger, the Netherlands affiliate of BDO International was the auditor of record for the Netherlands Corporation, and the Kazakhstan affiliate of BDO International was the auditor of record for the three Kazakhstan corporations that are the operating subsidiaries of the Netherlands Corporation.  Accordingly, on August 10, 2006, by reason of the reverse merger, BDO Kazakhstanaudit, LLP became the principal independent accountant for Caspian International Oil Corporation.  Therefore, the Board of Directors of Caspian International Oil Corporation dismissed Webb & Company, PA from its position as the principal independent accountant for Caspian International Oil Corporation.

The audit report of Webb & Company on Caspian International Oil Corporation’s (f/k/a CRSI Group, Inc.) financial statements for the years ended December 31, 2005 and 2004 contained a modification expressing substantial doubt about Caspian International Oil Corporation’s (f/k/a CRSI Group, Inc.) ability to continue as a going concern.  The audit report of Webb & Company for the years ended December 31, 2005 and 2004 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above.  Webb & Company did not, during the applicable periods, advise Caspian International Oil Corporation (f/k/a CRSI Group, Inc.) of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

Caspian International Oil Corporation (f/k/a CRSI Group, Inc.) and Webb & Company have not, during Caspian International Oil Corporation’s (f/k/a CRSI Group, Inc.) two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Webb & Company’s satisfaction, would have caused Webb & Company to make reference to the subject matter of the disagreement in connection with its reports.

Caspian International Oil Corporation has requested Webb & Company to furnish a letter addressed to the Securities Exchange Commission stating whether or not Webb & Company agrees with the statements in this 8-K.  A copy of such letter dated November 10, 2006 is filed as exhibit 16 to this 8-K.

Caspian International Oil Corporation has retained the firm of BDO Kazakhstanaudit, LLP to serve as its principal independent accountant.  At no time during the past two fiscal years or any subsequent period prior to August 10, 2006 did Caspian International Oil Corporation consult with BDO Kazakhstanaudit, LLP  regarding any matter of the sort described above with reference to Webb & Company, any issue relating to the financial statements of Caspian International Oil Corporation, or the type of audit opinion that might be rendered for Caspian International Oil Corporation

Item 9.01

Financial Statements and Exhibits

Exhibits

16-a.

Letter from Webb & Company, PA dated November 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 10, 2006

CASPIAN INTERNATIONAL OIL CORPORATION

By: /s/ Nurlan Janseitov_

     Nurlan Janseitov, Chairman